UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2016 (September 23, 2016)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On September 26, 2016, Caesars Entertainment Corporation (“CEC”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report that Caesars Interactive Entertainment, LLC, an indirect subsidiary of Caesars Acquisition Company, sold its social and mobile games business (the “SMG Business”) on September 23, 2016, and that CEC would file pro forma information within four business days of the closing of the sale of the SMG Business. This Amendment No. 1 to the Current Report on Form 8-K amends Item 9.01 of the Report to include the pro forma information required by Item 2.01 of Form 8-K. Except as stated in this Explanatory Note, no other information contained in any Item of the Report is being amended, updated, or otherwise revised.
Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.

Unaudited Pro Forma Consolidated Financial Information is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

(d)	Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date:	September 29, 2016	By:	/S/ KEITH A. CAUSEY
Keith A. Causey
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Information.